Exhibit 1.1

           American Depositary Shares
Representing
           Ordinary Shares
(par value US$0.0001 per share)

DOUYU INTERNATIONAL HOLDINGS LIMITED

UNDERWRITING AGREEMENT

, 2019

[Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

U.S.A.]

[J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179]

[BofA Securities, Inc.

One Bryant Park

New York, New York 10036]

As representatives (the “Representatives”) of the several Underwriters named in Schedule I hereto

Ladies and Gentlemen:

DouYu International Holdings Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”), and certain shareholders of the Company (the “Selling Shareholders”) named in Schedule II hereto severally propose to sell to the several Underwriters, an aggregate of            American Depositary Shares representing            ordinary shares, par value US$0.0001 per share, of the Company (the “Firm ADSs”), of which            ADSs are to be issued and sold by the Company and            ADSs are to be sold by the Selling Shareholders, each Selling Shareholder selling the amount set forth opposite such Selling Shareholder’s name in Schedule [II] hereto.

The Company and the Selling Shareholders also severally propose to issue and sell to the several Underwriters not more than an additional            American Depositary Shares representing            ordinary shares, par value US$0.0001 per share, of the Company (the “Additional ADSs”), if and to the extent that the Representatives exercise, on behalf of the Underwriters, the right to purchase such Additional Shares granted to the Underwriters in Section 4 hereof. The Firm ADSs and the Additional ADSs are hereinafter collectively referred to as the “ADSs.” The ordinary shares, par value US$0.0001 per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Shares.” The Company and the Selling Shareholders are hereinafter sometimes collectively referred to as the “Sellers.”

The ADSs are to be issued pursuant to a Deposit Agreement dated as of           , 2019 (the “Deposit Agreement”) among the Company, JPMorgan Chase Bank, N.A., as Depositary (the “Depositary”), and the owners and holders from time to time of the depositary shares evidenced by American Depositary Receipts (“ADRs”) issued under the Deposit Agreement. Each ADS will initially represent the right to receive            Shares deposited pursuant to the Deposit Agreement.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form F-1 (File No. 333-230976), including a prospectus, relating to the Shares represented by the ADSs and a registration statement on Form F-6 (File No.           ) relating to the ADSs. The registration statement relating to the Shares represented by the ADSs, as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the U.S. Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”; the prospectus in the form first used to confirm sales of Shares represented by the ADSs (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus.” The registration statement on Form F-6 relating to the ADSs, as amended at the time it becomes effective, is hereinafter referred to as the “ADS Registration Statement.” If the Company has filed abbreviated registration statements to register additional Shares or ADSs pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statements”), then any reference herein to the terms “Registration Statement” and “ADS Registration Statement” shall be deemed to include the corresponding Rule 462 Registration Statement. The Company has filed, in accordance with Section 12 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), a registration statement on Form 8-A (File No.           ) to register the Shares and the ADSs (the “Form 8-A Registration Statement”).

For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “Time of Sale Prospectus” means the preliminary prospectus together with the documents and pricing information set forth in Schedule [III] hereto, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein as of the date hereof.

1.                                      Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

(a)                                 Effectiveness of Registration Statement. Each of the Registration Statement, the ADS Registration Statement and any amendment thereto has become effective under the Securities Act; no stop order suspending the effectiveness of the Registration Statement, the ADS Registration Statement or any post-effective amendment thereto is in effect, and no proceedings for such purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the ADSs are pending before or, to the knowledge of the Company, threatened by the Commission. The Form 8-A Registration Statement and any amendment thereto have become effective as provided in Section 12 of the Exchange Act. The Company has complied with each request, if any, from the Commission for additional information.

(b)                                 Compliance with Securities Law. (i) Each of the Registration Statement, the ADS Registration Statement and the Form 8-A Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement, the ADS Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the Time of Sale Prospectus does not, and at the time of each sale of the ADSs in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 6) and each Option Closing Date (as defined in Section 4), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iv) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the Underwriter Information described as such in Section 11(d) hereof.

(c)                                  Ineligible Issuer Status and Issuer Free Writing Prospectus. The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each issuer free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company (i) complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder and (ii) does not conflict and will not conflict with the information contained in the Registration Statement, ADS Registration Statement, Time of Sale Prospectus or Prospectus, including any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. Except for the issuer free writing prospectuses, if any, identified in Schedule [III] hereto, and electronic road shows, if any, furnished to the Representatives before first use, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representatives, prepare, use or refer to, any issuer free writing prospectus. The Company has satisfied and agrees that it will satisfy the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show. As of the time of each sale of the ADSs in connection with the offering when the Prospectus is not yet available to prospective purchasers, no free writing prospectuses, when considered together with the Time of Sale Prospectus, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)                                 Testing-the-Waters Communication.

(A)                               From the time of the initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act.

(B)                               The Company (i) has not alone engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications with the consent of the Representatives with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act, and (ii) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications.

(C)                               The Company has not distributed any Written Testing-the-Waters Communications [other than those listed on Schedule [IV] hereto]. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. As of the time of each sale of ADSs in connection with the offering when the Prospectus is not yet available to prospective purchasers, no individual Written Testing-the-Waters Communications, when considered together with the Time of Sale Prospectus, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e)                                  Good Standing of the Company. The Company has been duly incorporated, is validly existing as an exempted company with limited liability in good standing under the laws of the Cayman Islands, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, management, results of operations, business, properties or prospects of the Company and its Subsidiaries (as defined below) and Affiliated Entities (as defined below), taken as a whole, or on the ability of the Company and its Subsidiaries and Affiliated Entities to carry out their obligations under this Agreement and the Deposit Agreement or to consummate the transactions contemplated by the Time of Sale Prospectus (a “Material Adverse Effect”). The currently effective memorandum and articles of association or other constitutive or organizational documents of the Company comply with the requirements of applicable Cayman Islands law and are in full force and effect. The fourth amended and restated memorandum and articles of association of the Company to be adopted on the Closing Date, filed as Exhibit 3.2 to the Registration Statement, comply with the requirements of applicable Cayman Islands laws and, immediately following closing on the Closing Date of the ADSs offered and sold hereunder, will be in full force and effect. Complete and correct copies of all constitutive documents of the Company and all amendments thereto have been delivered to the Representatives; except for the adoption of the fourth amended and restated memorandum and articles of association of the Company on the Closing Date, no change will be made to any such constitutive documents on or after the date of this Agreement through and including the Closing Date.

(f)                                   Subsidiaries and Affiliated Entities. Each of the Company’s direct and indirect subsidiaries (as such term is defined in Rule 405 under the Securities Act, but for the avoidance of doubt, excluding any non-consolidated joint ventures, associates and their subsidiaries that are not controlled by the Company) (each a “Subsidiary” and collectively, the “Subsidiaries”) has been identified on Schedule [V]-A hereto, and the entities through which the Company conducts its operations in the People’s Republic of China (“PRC”) by way of contractual arrangements (the “Affiliated Entities”) have been identified on Schedule [V]-B hereto. Each of the Subsidiaries and Affiliated Entities has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect; all of the equity interests of each Subsidiary have been duly and validly authorized and issued, are owned directly or indirectly by the Company, are fully paid in accordance with its articles of association and non-assessable and are free and clear of all liens, encumbrances, equities or claims; all of the equity interests in each of the Affiliated Entities have been duly and validly authorized and issued, are fully paid in accordance with its articles of association and non-assessable and are owned as described in the Time of Sale Prospectus and the Prospectus, free and clear of all liens, encumbrances, equities or claims (other than the share pledges contemplated under the Corporate Structure Contracts, as defined below). None of the outstanding share capital or equity interest in any Subsidiary or Affiliated Entity was issued in violation of preemptive or similar rights of any security holder of such Subsidiary or Affiliated Entity. All of the currently effective constitutive or organizational documents of each of the Subsidiaries and Affiliated Entities comply with the requirements of applicable laws of its jurisdiction of incorporation or organization and are in full force and effect. Apart from the Subsidiaries and Affiliated Entities, the Company has no direct or indirect subsidiaries or any other company over which it has direct or indirect effective control.

(g)                                  Corporate Structure Contracts and Ownership Structure.

(A)                               The description of the corporate structure of the Company and the various contracts among the Subsidiaries, the shareholders of the Affiliated Entities and the Affiliated Entities, as the case may be (each a “Corporate Structure Contract” and collectively the “Corporate Structure Contracts”), as set forth in the Time of Sale Prospectus under the captions “Corporate History and

Structure” and “Related Party Transactions” and filed as Exhibits 10.8 through 10.46 to the Registration Statement, is true and accurate in all material respects and nothing has been omitted from such description which would make it misleading in any material respect. There is no other material agreement, contract or other document relating to the corporate structure or the operation of the Company together with its Subsidiaries and the Affiliated Entities taken as a whole, which has not been previously disclosed or made available to the Underwriters and disclosed in the Time of Sale Prospectus and the Prospectus.

(B)                               Each Corporate Structure Contract has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding obligation of the parties thereto, enforceable pursuant to its terms against the Company, the Subsidiaries and the Affiliated Entities, as applicable, in accordance with its terms (except as disclosed in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus) subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. No consent, approval, authorization, or order of, or filing or registration with, any person (including any governmental agency or body or any court) is required for the performance of the obligations under any Corporate Structure Contract by the parties thereto, except as already obtained or disclosed in the Time of Sale Prospectus and the Prospectus; and no consent, approval, authorization, order, filing or registration that has been obtained is being withdrawn or revoked or is subject to any condition precedent which has not been fulfilled or performed. Except as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus under the heading “Risks Related to Our Corporate Structure,” the corporate structure of the Company complies with all applicable PRC laws and regulations, and neither the corporate structure of the Company nor the Corporate Structure Contracts violate, breach, contravene or otherwise conflict with any applicable PRC laws. There is no legal or governmental proceeding, inquiry or investigation pending against the Company, the Subsidiaries or the Affiliated Entities or shareholders of the Affiliated Entities in any jurisdiction challenging the validity of any of the Corporate Structure Contracts, and to the knowledge of the Company, no such proceeding, inquiry or investigation is threatened in any jurisdiction.

(C)                               The execution, delivery and performance of each Corporate Structure Contract by the parties thereto do not result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the imposition of any lien, encumbrance, equity or claim upon any property or assets of the Company or any of the Subsidiaries or the Affiliated Entities pursuant to (i) the constitutive or organizational documents of the Company or any of the Subsidiaries or the Affiliated Entities, (ii) any existing statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, currently in effect having jurisdiction over the Company or any of the Subsidiaries or the Affiliated Entities or any of their properties, or any arbitration award, or (iii) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries or any of the Affiliated Entities is a party or by which the Company or any of the Subsidiaries or the Affiliated Entities is bound or to which any of the properties of the Company or any of the Subsidiaries or the Affiliated Entities is subject, except, in the case of (ii) and (iii), where such breach, violation or default would not individually or in the aggregate have a Material Adverse Effect. Each Corporate Structure Contract is in full force and effect and none of the parties thereto is in breach or default in the performance of any of the terms or provisions of such Corporate Structure Contract. Neither the Company nor, to the knowledge of the Company, the other parties to any of the Corporate Structure Contracts has sent or received any communication regarding termination of, or intention not to renew, any of the Corporate Structure Contracts, and to the knowledge of the Company, no such termination or non-renewal has been threatened by any of the parties thereto.

(D)                               The Company possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the Affiliated Entities, through its rights to authorize the shareholders or sponsors, as the case may be, of the Affiliated Entities to exercise their voting rights.

(h)                                 Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(i)                                     Authorization of the Deposit Agreement. The Deposit Agreement has been duly authorized, executed and delivered by the Company and assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The description of the Deposit Agreement and the ADSs contained in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus is true and accurate in all material respects.

(j)                                    Due Authorization of Registration Statements. The Registration Statement, the preliminary prospectus, the Prospectus, any issuer free writing prospectus and the ADS Registration Statement, and the filing of the Registration Statement, the Prospectus, any issuer free writing prospectus and the ADS Registration Statement with the Commission have been duly authorized by and behalf of the Company, and the Registration Statement and the ADS Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company.

(k)                                 Share Capital. The authorized share capital of the Company conforms in all material respects as to legal matters to the description thereof contained in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(l)                                     Ordinary Shares.

(A)                                                       The Shares (including the Shares represented by the ADSs to be sold by the Selling Shareholders) outstanding prior to the issuance of the Shares represented by the ADSs to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable. As of the date hereof, the

Company has authorized and outstanding capitalization as set forth in the sections of the Time of Sale Prospectus and the Prospectus under the headings “Capitalization” and “Description of Share Capital” and, as of the Closing Date, the Company shall have authorized and outstanding capitalization as set forth in the sections of the Time of Sale Prospectus and the Prospectus under the headings “Capitalization” and “Description of Share Capital.”

(B)                                                       Except as described in the Time of Sale Prospectus, there are (i) no outstanding securities issued by the Company convertible into or exchangeable for, rights, warrants or options to acquire from the Company, or obligations of the Company to issue, Shares or any other share capital of the Company and (ii) no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any share capital of, or any direct interest in, any of the Company’s Subsidiaries or the Affiliated Entities.

(m)                             American Depositary Shares. The ADSs, when issued by the Depositary against the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, will be duly authorized, validly issued and the persons in whose names such ADSs are registered will be entitled to the rights of registered holders of ADSs specified therein and in the Deposit Agreement.

(n)                                 Shares Represented by the ADSs.

(A)                                                       The Shares represented by the ADSs to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive rights, resale rights, rights of first refusal or similar rights. The Shares represented by the ADSs, when issued and delivered against payment therefor in accordance with the terms of this Agreement, will be free of any restriction upon the voting or transfer thereof pursuant to the Company’s constitutive documents or any agreement or other instrument to which the Company is a party.

(B)                                                       The Shares represented by the ADSs, when issued, will be freely transferable by the Company to or for the account of the several Underwriters and the initial purchasers thereof, and, except as described in the Time of Sale Prospectus and the Prospectus, there are no restrictions on subsequent transfers of the Shares under the laws of the Cayman Islands, the PRC by non-PRC resident holders, Hong Kong or the United States.

(o)                                 Accurate Disclosure. The statements in the Time of Sale Prospectus and the Prospectus under the headings “Prospectus Summary,” “Risk Factors,” “Dividend Policy,” “Enforceability of Civil Liabilities,” “Corporate History and Structure,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Business,” “Regulation,” “Management,” “Principal and Selling Shareholders,” “Related Party Transactions,” “Description of Share Capital,” “Description of American Depositary Shares,” “Taxation” and “Underwriting,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate, complete and fair summaries of such matters described therein in all material respects. The preceding sentence, insofar as it relates to statements in the Time of Sale Prospectus and the Prospectus under the heading “Underwriting,” does not apply to information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the Underwriter Information described as such in Section 11(d) hereof.

(p)                                 Listing. The ADSs have been approved for listing on the Nasdaq Global Select Market, subject to official notice of issuance.

(q)                                 Compliance with Law, Constitutive Documents and Contracts. Neither the Company nor any of the Subsidiaries or the Affiliated Entities is (i) in breach or violation of or in default under any laws, statutes, regulations, rules, judgments, orders, decrees or writs, guidelines or notices of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company, any of the Subsidiaries or the Affiliated Entities or any of their respective properties, assets or operations (each, a “Governmental Entity”) (including, but not limited to, any applicable laws or regulations concerning the dissemination of information over the Internet and user privacy protection), (ii) in breach or violation of its respective constitutive or organizational documents, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or to which any of the property or assets of the Company, any of the Subsidiaries or any of the Affiliated Entities is subject, except, in the case of (i) and (iii) above, where any such breach or default would not, individually or in the aggregate, have a Material Adverse Effect.

(r)                                    Absence of Defaults and Conflicts Resulting from Transaction. The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the Deposit Agreement will not contravene (i) any provision of applicable law or the memorandum and articles of association or other constitutive documents of the Company, (ii) any agreement or other instrument binding upon the Company or any of the Subsidiaries or Affiliated Entities that is material to the Company and the Subsidiaries and Affiliated Entities, taken as a whole, or (iii) any judgment, order or decree of any Governmental Entity, except, in the case of (ii) and (iii) above, for such contravention that would not have a Material Adverse Effect; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement or the Deposit Agreement, except as may be required by the securities or Blue Sky laws of the various states of the United States of America in connection with the offer and sale of the ADSs.

(s)                                   No Material Adverse Change in Business. Since the end of the period covered by the latest audited financial statements included in the Registration Statement, the Time of Sale Prospectus and the Prospectus (i) except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, there has been no material adverse change, nor any development or event involving a prospective change, in the condition (financial or otherwise), shareholders’ equity, results of operations, business, management, properties or prospects of the Company and its Subsidiaries and Affiliated Entities, taken as a whole; (ii) there has been no purchase of its own outstanding share capital by the Company, no dividend or distribution of any kind declared, paid or made by the Company on any class of its share capital; (iii) there has been no material adverse change in the share capital, short-term indebtedness, long-term indebtedness, net current assets or net assets of the Company and its subsidiaries; (iv) neither the Company nor any of its Subsidiaries and Affiliated Entities has (1) entered into or assumed any material transaction or agreement, (2) incurred, assumed or acquired any material liability or obligation, direct or contingent, that is not disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, (3) acquired or disposed of or agreed to acquire or dispose of any business or any other asset; or (4) agreed to take any of the foregoing actions, that would, in the case of any of clauses (1) through (4) above, have a Material Adverse Effect and that are not otherwise described in the Time of Sale Prospectus; and (v) neither the Company nor any of its Subsidiaries or Affiliated Entities has sustained any material loss or interference with its business from fire, explosion, flood, typhoon, or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree.

(t)                                    No pending proceedings. There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) to which the Company or any of its Subsidiaries or Affiliated Entities or any of their executive officers, directors or key employees is a party or to which any of the properties of the Company or any of its Subsidiaries or Affiliated Entities is subject (i) other than proceedings accurately described in all material respects in the Time of Sale Prospectus and proceedings that would not have a Material Adverse Effect, or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described; and there are no governmental proceedings, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(u)                                 Preliminary Prospectuses. Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

(v)                                 Investment Company Act. The Company is not, and after giving effect to the offering and sale of the ADSs and the application of the proceeds thereof as described in the Time of Sale Prospectus and the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(w)                               Environmental Laws.

(A)                                                       The Company and its Subsidiaries and Affiliated Entities (i) are in compliance with any and all applicable national, provincial, local and foreign laws and regulations (including, for the avoidance of doubt, all applicable laws and regulations of the PRC) relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

(B)                                                       There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties), except for those that would not, singly or in the aggregate, have a Material Adverse Effect.

(x)                                 Registration Rights; Lock-up Letters. Except as disclosed in the Time of Sale Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act (collectively, “registration rights”), and any person to whom the Company has granted registration rights has agreed not to exercise such rights until after the expiration of the Restricted Period referred to in Section 8(w) hereof. Each of the individuals and entities listed on Schedule [VI] has furnished to the Representatives on or prior to the date hereof a letter or letters relating to sales and certain other dispositions of ADSs, Shares or certain other securities, substantially in the form of Exhibit A hereto (the “Lock-up Letters”).

(y)                                 Compliance with Anti-Corruption Laws. None of the Company, the Subsidiaries or the Affiliated Entities or any director or officer of the Company, the Subsidiaries or Affiliated Entities nor, to the knowledge of the Company, any employee, agent, affiliate or other person or acting on behalf of the Company, the Subsidiaries or the Affiliated Entities has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made, or taken any action in furtherance of, an offer, payment, promise to pay or authorization or approval of any direct or indirect unlawful payment, giving of money, property, gifts, benefit or anything else of value to any foreign or domestic government or regulatory official (including any officer or employee of a government or a government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office); (iii) taken any action, directly or indirectly, that would result in a violation by such person of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit; and the Company and its Subsidiaries and Affiliated Entities have conducted their businesses in compliance with applicable anti-corruption laws, and have instituted and maintained and will continue to maintain and enforce policies and procedures designed to ensure compliance with such laws and the representations and warranties contained therein.

(z)                                  Compliance with Anti-Money Laundering Laws. The operations of the Company and its Subsidiaries and Affiliated Entities are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of Currency and Foreign Transactions Reporting Act of 1970, as amended, the Organized and Serious Crimes Ordinance (Chapter 455 of the Laws of Hong Kong), the Anti-Money Laundering and Counter-Terrorist Financing (Financial Institutions) Ordinance (Chapter 615 of the Laws of Hong Kong), the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of all jurisdictions where the Company and its Subsidiaries and Affiliated Entities conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries or Affiliated Entities with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(aa)                          Compliance with OFAC. (i) Neither the Company nor any of its Subsidiaries or Affiliated Entities, nor any director or officer thereof, nor, to the best knowledge of the Company, any employee, agent, affiliate or representative of the Company or any of its Subsidiaries or Affiliated Entities, is or undertakes any business with an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:

(A)                               the subject or the target of any sanctions administered or enforced by the U.S. Government (including without limitation, the Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union (“EU”), Her Majesty’s Treasury (“HMT”), the Swiss State Secretariat for Economic Affairs (“SECO”) or the Swiss Directorate of International Law, the Monetary Authority of Singapore (“MAS”), the Hong Kong Monetary Authority (“HKMA”), or other relevant sanctions authority (collectively, “Sanctions”), nor

(B)                               located, organized or resident in a country, region or territory that is, or whose government is, the subject or the target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”).

(ii)                                The Company and its Subsidiaries and Affiliated Entities will not, directly or indirectly, use the proceeds of the offering of securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A)                               to fund or facilitate any activities or business of or with any Person that, at the time of such funding or facilitation, is, or whose government is, the subject or the target of Sanctions;

(B)                               to fund or facilitate any activities of or business in any Sanctioned Country; or

(C)                               in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii)                             Except as disclosed in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, for the past five years, the Company and its Subsidiaries and Affiliated Entities have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person that at the time of the dealing or transaction is or was, or whose government was, the subject or the target of Sanctions or with any Sanctioned Country.

(bb)                          Title to Property. Each of the Company and its Subsidiaries and Affiliated Entities has good and marketable title (in fee simple in the case of real property in applicable jurisdictions, and valid land use rights and building ownership certificates in the case of real property located in the PRC) to all real property and good and marketable title to all personal property, in each case, owned by them which is material to the business of the Company and its Subsidiaries and Affiliated Entities, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries and Affiliated Entities; and any real property and buildings held under lease by the Company and its Subsidiaries and Affiliated Entities are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries and Affiliated Entities, in each case except as described in the Time of Sale Prospectus and the Prospectus.

(cc)                            Possession of Intellectual Property. The Company and its Subsidiaries and Affiliated Entities own, possess, have been authorized to use or can acquire on reasonable terms sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets, inventions, technology, know-how and other intellectual property and similar rights, including registrations and applications for registration thereof (collectively, “Intellectual Property Rights”) necessary or material to the conduct of the business as now conducted, as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, and the expected expiration of any such Intellectual Property Rights would not, individually or in the aggregate, have a Material Adverse Effect. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus and to the knowledge of the Company (i) there are no rights of third parties to any of the Intellectual Property Rights owned by the Company or its Subsidiaries or Affiliated Entities; (ii) there is no infringement, misappropriation breach, default or other violation, or the occurrence of any event that with notice or the passage of time would constitute any of the foregoing, by the Company or its Subsidiaries or Affiliated Entities or third parties of any of the Intellectual Property Rights of the Company or its Subsidiaries or Affiliated Entities; (iii) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company’s or the Subsidiaries’ or Affiliated Entities’ rights in or to, or the violation of any of the terms of, any of their Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (v) there is no pending or threatened action, suit, proceeding or claim by others that the Company, any Subsidiary or any Affiliated Entity infringes, misappropriates or otherwise violates or conflicts with any Intellectual Property Rights or other proprietary rights of others and the Company is unaware of any other fact which would form a reasonable basis for any such claim; and (vi) none of the Intellectual Property Rights used by the Company or its Subsidiaries or Affiliated Entities in their businesses has been obtained or is being used by the Company or its Subsidiaries or Affiliated Entities in violation of any contractual obligation binding on the Company or its Subsidiaries or Affiliated Entities in violation of the rights of any persons, except, in the cases of (i) to (vi) above, for such events as would not, individually or in the aggregate, have a Material Adverse Effect.

(dd)                          Merger or Consolidation. Neither the Company nor any of its Subsidiaries or Affiliated Entities is a party to any memorandum of understanding, letter of intent, definitive agreement or any similar agreements with respect to a merger or consolidation or an acquisition or disposition of assets, technologies, business units or businesses which is required to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and which is not so described.

(ee)                            Termination of Contracts. Neither the Company nor any of its Subsidiaries or Affiliated Entities has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or filed as an exhibit to the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any of its Subsidiaries or Affiliated Entities, or to the best knowledge of the Company after due inquiry, by any other party to any such contract or agreement.

(ff)                              Absence of Labor Dispute; Compliance with Labor Law. No material labor dispute with the employees or third-party contractors of the Company or any of its Subsidiaries or Affiliated Entities exists, or, to the best knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of the principal suppliers, manufacturers, service providers, business partners or contractors of the Company and its Subsidiaries and Affiliated Entities that could have a Material Adverse Effect. The Company and its Subsidiaries and Affiliated Entities are and have been at all times in material compliance with all applicable labor laws and regulations, and no governmental investigation or proceedings with respect to labor law compliance exists, or, to the best knowledge of the Company, is imminent.

(gg)                            Insurance. Each of the Company and its Subsidiaries and Affiliated Entities is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; neither the Company nor any of its Subsidiaries or Affiliated Entities has been refused any insurance coverage sought or applied for; and neither the Company nor any of its Subsidiaries or Affiliated Entities has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(hh)                          Possession of Licenses and Permits. Except as disclosed in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, Each of the Company and its Subsidiaries and Affiliated Entities possesses all licenses, consents, certificates, authorizations, declarations, approvals and permits issued by, and has made all necessary reports to and filings with, the appropriate national, provincial local or foreign regulatory authorities having jurisdiction over the Company and each of its Subsidiaries and Affiliated Entities and their respective assets and properties, for the Company and each of its Subsidiaries and Affiliated Entities that are necessary to conduct their respective businesses; except to the extent that such event would not, singly or in the aggregate, have a Material Adverse Effect, each of the Company and its Subsidiaries and Affiliated Entities is in compliance with the terms and conditions of all such licenses, consents, certificates, authorizations, declarations, approvals and permits; such licenses, consents, certificates, authorizations, declarations, approvals and permits are valid and in full force and effect and contain no materially burdensome restrictions or conditions not described in the Time of Sale Prospectus or the Prospectus; neither the Company nor any of its Subsidiaries or Affiliated Entities has received any notice of proceedings relating to the revocation or modification of any such license, consent, certificate, authorization, declaration, approval or permit, except to the extent that such event would not, singly or in the aggregate, have a Material Adverse Effect; neither the Company nor any of its Subsidiaries or Affiliated Entities has any reason to believe that any such license, consent, certificate, authorization, declaration, approval or permit will not be renewed in the ordinary course, except to the extent that such event would not, singly or in the aggregate, have a Material Adverse Effect.

(ii)                                  Related Party Transactions. No material relationships or material transactions, direct or indirect, exist between any of the Company or its Subsidiaries or Affiliated Entities on the one hand and their respective shareholders, sponsors, affiliates, officers and directors or any affiliates or family members of such persons on the other hand, except as described in the Time of Sale Prospectus and the Prospectus.

(jj)                                PFIC Status. Based on the Company’s expected composition of income and assets and the value of its assets, which is based on the expected price of the ADSs in the offering, the Company does not expect to be a Passive Foreign Investment Company within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, (the “Code”) for its current taxable year.

(kk)                          No Transaction or Other Taxes. No transaction, stamp, documentary, issuance, registration, transfer, withholding or other similar taxes or duties are payable by or on behalf of the Underwriters to the government of the PRC, Hong Kong or the Cayman Islands or any political subdivision or taxing authority thereof in connection with (i) the creation, allotment, issuance, sale and delivery of the Shares represented by the ADSs to be sold by the Company, (ii) the deposit of the Shares with the Depositary and the custodian under the Deposit Agreement of the Shares represented by the ADSs by the Company and the Selling Shareholders against the issuance of ADRs evidencing the ADSs, (iii) the sale and delivery of the ADSs to or for the account of the Underwriters, (iv) the purchase from the Company or the Selling Shareholders of the Shares and the initial sale and delivery of the ADSs by the Underwriters in the manner contemplated herein, or (v) the execution, delivery or performance of this Agreement or the Deposit Agreement.

(ll)                                  Independent Accountants. Deloitte Touche Tohmatsu Certified Public Accountants LLP, whose reports on the consolidated financial statements of the Company are included in the Registration Statement, the Time of Sale Prospectus and the Prospectus, are independent registered public accountants with respect to the Company as required by the Securities Act and by the rules of the Public Company Accounting Oversight Board.

(mm)                  Financial Statements. The financial statements included in the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related notes and schedules thereto, present fairly the consolidated financial position of the Company and the Subsidiaries and Affiliated Entities as of the dates indicated and the consolidated results of operations, cash flows and changes in shareholders’ equity of the Company for the periods specified and have been prepared in compliance as to form in all material respects with the applicable accounting requirements of the Securities Act and the related rules and regulations adopted by the Commission and in conformity with United States generally accepted accounting principles (“U.S. GAAP”) applied on a consistent basis during the periods involved; the other financial data contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company, and all disclosures regarding “Non-GAAP financial measures” (as such term is defined in the rules and regulations of the Commission) comply to the extent applicable with Item 10 of Regulation S-K of the Securities Act; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Time of Sale Prospectus or the Prospectus that are not included as required; and the Company and the Subsidiaries and Affiliated Entities do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations) not described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(nn)                          Critical Accounting Policies. The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Time of Sale Prospectus and the Prospectus accurately and fairly describes (i) the accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult subjective or complex judgment; (ii) the material judgments and uncertainties affecting the application of critical accounting policies and estimates; (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof; (iv) all material trends, demands, commitments and events known to the Company, and uncertainties, and the potential effects thereof, that the Company believes would materially affect its liquidity and are reasonably likely to occur; and (v) all off-balance sheet commitments and arrangements of the Company and its Subsidiaries and Affiliated Entities, if any. The Company’s directors and management have reviewed and agreed with the selection, application and disclosure of the Company’s critical accounting policies as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and have consulted with its independent accountants with regards to such disclosure.

(oo)                          Internal Controls and Compliance with the Sarbanes-Oxley Act. The Company, its Subsidiaries and the Affiliated Entities and the Company’s Board of Directors (the “Board”) and Company’s officers are in compliance with the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”) including Section 402 related to loans and Sections 302 and 906 related to certifications and all applicable rules of the Nasdaq Global Select Market, to the extent applicable. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company maintains a system of internal controls, including, but not limited to, disclosure controls and procedures, internal controls over accounting matters and financial reporting, an internal audit function and legal and regulatory compliance controls (collectively, “Internal Controls”) that comply with all applicable laws and regulations including without limitation the Securities Act, the Exchange Act, the Sarbanes-Oxley Act, the rules and regulations of the Commission and the rules of the Nasdaq Global Select Market and are sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Internal Controls are, or upon consummation of the offering of the ADSs will be, overseen by the Audit Committee (the “Audit Committee”) of the Board in accordance with the rules of the Nasdaq Global Select Market. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company has not publicly disclosed or reported to the Audit Committee or the Board, and within the next 135 days the Company does not reasonably expect to publicly disclose or report to the Audit Committee or the Board, a significant deficiency, material weakness, change in Internal Controls or fraud involving management or other employees who have a significant role in Internal Controls (each, an “Internal Control Event”), any violation of, or failure to comply with, such laws and regulations, or any matter which, if determined adversely, would have a Material Adverse Effect. Each of the Company’s independent directors meets the criterial for “independence” under the

Sarbanes-Oxley Act, the rules and regulations of the Commission and the rules of the Nasdaq Global Select Market.

(pp)                          Disclosure Controls. The Company and its Subsidiaries and Affiliated Entities maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its Subsidiaries and Affiliated Entities have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(qq)                          [Reserved]

(rr)                                [Reserved]

(ss)                              Cybersecurity; Data Protection. The Company’s and its Subsidiaries’ and Affiliated Entities’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its Subsidiaries and Affiliated Entities as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its Subsidiaries and Affiliated Entities have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. The Company and its Subsidiaries and Affiliated Entities are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification. The Company and its Subsidiaries and Affiliated Entities have taken all necessary actions to prepare to comply with the European Union General Data Protection Regulation (and all other applicable laws and regulations with respect to Personal Data that have been announced as of the date hereof as becoming effective within 12 months after the date hereof, and for which any non-compliance with same would be reasonably likely to create a material liability) as soon they take effect.

(tt)                                [Reserved]

(uu)                          Rated Securities. Neither the Company nor any of the Subsidiaries or the Affiliated Entities has any outstanding securities rated by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act.

(vv)                          Third-party Data. Any statistical, industry-related and market-related data included in the Registration Statement, the Time of Sale Prospectus or Prospectus are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, and such data agree with the sources from which they are derived, and the Company has obtained the written consent for the use of such data from such sources to the extent required.

(ww)                      Registration Statement Exhibits. There are no legal or governmental proceedings or contracts or other documents of a character required to be described in the Registration Statement, the ADS Registration Statement or the Exchange Act Registration Statement or, in the case of documents, to be filed as exhibits to the Registration Statement, that are not described and filed as required.

(xx)                          No Unapproved Marketing Documents. The Company has not distributed and, prior to the later to occur of any delivery date and completion of the distribution of the ADSs, will not distribute any offering material in connection with the offering and sale of the ADSs other than the preliminary prospectus filed as part of the Registration Statement as originally confidentially submitted or as part of any amendment thereto, the Prospectus and any issuer free writing prospectus to which the Representatives have consented, as set forth on Schedule [III] hereto.

(yy)                          Payments of Dividends; Payments in Foreign Currency. Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) none of the Company nor any of its Subsidiaries or Affiliated Entities is prohibited, directly or indirectly, from (1) paying any dividends or making any other distributions on its share capital, (2) making or repaying any loan or advance to the Company or any other Subsidiary or Affiliated Entity or (3) transferring any of its properties or assets to the Company or any other Subsidiary or Affiliated Entity; and (ii) all dividends and other distributions declared and payable upon the share capital of the Company or any of its Subsidiaries that are wholly foreign-owned enterprises in the PRC (1) may be converted into United States dollars that may be freely transferred out of such entity’s jurisdiction of incorporation, without the consent, approval, authorization or order of, or qualification with, any court or governmental agency or body in such entity’s jurisdiction of incorporation or tax residence; and (2) are not and will not be subject to withholding, value added or other taxes under the currently effective laws and regulations of such entity’s jurisdiction of incorporation, without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any Governmental Entity.

(zz)                            Compliance with PRC Overseas Investment and Listing Regulations. Except as described in the Registration Statement, the Time of Sale Prospectus and

the Prospectus, each of the Company and its Subsidiaries and Affiliated Entities has complied, and has taken all reasonable steps to ensure compliance by each of its shareholders, directors and officers that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission, the China Securities Regulatory Commission (“CSRC”) and the State Administration of Foreign Exchange) (the “SAFE”) relating to overseas investment by PRC residents and citizens (the “PRC Overseas Investment and Listing Regulations”), including, without limitation, requesting each such Person that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations (including any applicable rules and regulations of the SAFE).

(aaa)                   M&A Rules. The Company is aware of and has been advised as to the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors and any official clarifications, guidance, interpretations or implementation rules in connection with or related thereto (the “PRC Mergers and Acquisitions Rules”) jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the CSRC and the SAFE on August 8, 2006 and amended by the Ministry of Commerce on June 22, 2009, including the provisions thereof which purport to require offshore special purpose entities formed for listing purposes and controlled directly or indirectly by PRC companies or individuals to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange. The Company has received legal advice specifically with respect to the PRC Mergers and Acquisitions Rules from its PRC counsel, and the Company understands such legal advice. In addition, the Company has communicated such legal advice in full to each of its directors that signed the Registration Statement and each such director has confirmed that he or she understands such legal advice. Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the issuance and sale of the ADSs, the listing and trading of the ADSs on the Nasdaq Global Select Market and the consummation of the transactions contemplated by this Agreement and the Deposit Agreement (i) are not and will not be, as of the date hereof or at the Closing Date or an applicable Option Closing Date, as the case may be, adversely affected by the PRC Mergers and Acquisitions Rules and (ii) do not require the prior approval of the CSRC.

(bbb)                   Foreign Private Issuer. The Company is a “foreign private issuer” within the meaning of Rule 405 under the Securities Act.

(ccc)                      Absence of Manipulation. None of the Company, the Subsidiaries, the Affiliated Entities or any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action which was designed to cause or result in, or that has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the ADSs.

(ddd)                   No Sale, Issuance and Distribution of Shares. Except as described in the Time of Sale Prospectus and the Prospectus, the Company has not sold, issued or distributed any Shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or Regulation S of, the Securities Act, other than Shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(eee)                      No Immunity. None of the Company, the Subsidiaries or Affiliated Entities or any of their respective properties, assets or revenues has any right of immunity, under the laws of the Cayman Islands, Hong Kong, the PRC or the State of New York, from any legal action, suit or proceeding, the giving of any relief in any such legal action, suit or proceeding, set-off or counterclaim, the jurisdiction of any Cayman Islands, Hong Kong, the PRC, New York or United States federal court, service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the Deposit Agreement; and, to the extent that the Company, any of the Subsidiaries, the Affiliated Entities or any of their respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, each of the Company, the Subsidiaries and the Affiliated Entities waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 14 of this Agreement and Section            of the Deposit Agreement.

(fff)                         Validity of Choice of Law. The choice of the laws of the State of New York as the governing law of this Agreement and the Deposit Agreement is a valid choice of law under the laws of the Cayman Islands, Hong Kong and the PRC and will be honored by courts in the Cayman Islands, Hong Kong and the PRC. The Company has the power to submit, and pursuant to Section 14 of this Agreement and Section            of the Deposit Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York State and United States Federal court sitting in The City of New York (each, a “New York Court”) and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in any such court; and the Company has the power to designate, appoint and empower, and pursuant to Section 14 of this Agreement and Section            of the Deposit Agreement, has legally, validly, effectively and irrevocably designated, appointed and empowered, an authorized agent for service of process in any action arising out of or relating to this Agreement, the Deposit Agreement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the Registration Statement, the ADS Registration Statement or the offering of the ADSs in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 14 hereof and Section            of the Deposit Agreement.

(ggg)                      Enforceability of Judgment. Any final judgment for a fixed or readily calculable sum of money rendered by a New York Court having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon this Agreement or the Deposit Agreement and any instruments or agreements entered into for the consummation of the transactions contemplated herein and therein would be declared enforceable against the Company, without re-examination or review of the merits of the cause of action in respect of which the original judgment was given or re-litigation of the matters adjudicated upon, by the courts of the Cayman Islands and the PRC, provided that (i) with respect to courts of the Cayman Islands, such judgment (A) is given by a foreign court of competent jurisdiction, (B) imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given, (C) is not in respect of taxes, a fine or a penalty, and (D) was not obtained in a manner and is not of a kind the enforcement of which is contrary to natural justice or the public policy of the Cayman Islands, and (ii) with respect to courts of the PRC, (A) adequate service of process has been effected and the defendant has had a reasonable opportunity to be heard, (B) such judgments or the enforcement thereof are not contrary to the law, public policy, security or sovereignty of the PRC, (C) such judgments were not obtained by fraudulent means and do not conflict with any other valid judgment in the same matter between the same parties and (D) an action between the same parties in the same matter is not pending in any PRC court at the time the lawsuit is instituted in a foreign court. The Company is not aware of any reason why the enforcement in the Cayman Islands or the PRC of such a New York Court judgment would be, as of the date hereof, contrary to public policy of the Cayman Islands or the PRC.

(hhh)                   No Finder’s Fee. There are no contracts, agreements or understandings between the Company or its Subsidiaries or Affiliated Entities and any person that would give rise to a valid claim against the Company or its Subsidiaries or Affiliated Entities or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering, or any other arrangements, agreements, understandings, payments or issuance with respect to the Company and its Subsidiaries and Affiliated Entities or any of their respective officers, directors, shareholders, partners, employees or affiliates that may affect the Underwriters’ compensation as determined by the Financial Industry Regulatory Authority (“FINRA”).

(iii)                               No Broker-Dealer Affiliation. There are no affiliations or associations between (i) any member of FINRA and (ii) the Company or any of its Subsidiaries or Affiliated Entities or any of their respective officers, directors or, to the best knowledge of the Company, 5% or greater security holders or, to the best knowledge of the Company, any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date that the Registration Statement was initially filed with the Commission.

(jjj)                            Depositary Side Letter. The Company has executed a side letter (the “Depositary Side Letter”) addressed to the Depositary, instructing the Depositary not to accept any shareholder’s deposit of Shares in the Company’s American Depositary Receipt facility or issue any new ADRs evidencing ADSs to any shareholder or any third party, unless consented to by the Company.

(kkk)                   Representation of Officers. Any certificate signed by any officer of the Company and delivered to the Representatives or counsel to the Underwriters in connection with the offering shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

(lll)                               Tax Filings.

(i)                                     The Company and each of its Subsidiaries and Affiliated Entities have filed all material national, local and foreign tax returns required to be filed through the date of this Agreement or have requested extensions thereof and have paid all material taxes required to be paid thereon, and no tax deficiency has been determined adversely to the Company or any of its Subsidiaries and the Affiliated Entities which has had (nor does the Company nor any of its Subsidiaries or Affiliated Entities have any notice or knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company or its Subsidiaries or Affiliated Entities and which could reasonably be expected to have) a Material Adverse Effect.

(ii)                                  The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined.

(iii)                               Any unpaid material income and corporation tax liability of the Company for any years not finally determined have been accrued on the Company’s financial statements in accordance with U.S. GAAP.

(iv)                              All local and national PRC governmental tax holidays, exemptions, waivers, financial subsidies, and other local and national PRC tax relief, concessions and preferential treatment enjoyed by the Company or any of the Subsidiaries and Affiliated Entities as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus are valid, binding and enforceable in all material respects and do not violate any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC.

(mmm)       Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus (including all amendments and supplements thereto) has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

2.                                      Representations and Warranties of the Selling Shareholders. Each Selling Shareholder represents and warrants to and agrees with each of the Underwriters that:

(a)                                 Title to the Shares. Such Selling Shareholder has, and on the Closing Date and each Option Closing Date will have, valid and unencumbered title to the ADSs and Shares represented thereby to be delivered by such Selling Shareholder on such Closing Date or Option Closing Date and full right, power and authority to enter into this Agreement and, assuming effectiveness of the Registration Statement and the ADS Registration Statement, to sell, assign, transfer and deliver the ADSs and Shares represented thereby to be delivered by such Selling Shareholder on such Closing Date or Option Closing Date hereunder, and to deposit with the Depositary the Shares represented by such ADSs; and upon the delivery of and payment for the ADSs on the Closing Date or Option Closing Date hereunder, the several Underwriters will acquire valid and unencumbered title to the ADSs and Shares represented thereby to be delivered by such Selling Shareholder on such Closing Date and Option Closing Date.

(b)                                 Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

(c)                                  [Reserved]

(d)                                 [Reserved]

(e)                                  Custody Agreement. The custody agreement signed by such Selling Shareholder and           , as custodian (the “Custodian”), relating to the deposit of the Shares represented by the ADSs to be sold by such Selling Shareholder (the “Custody Agreement”) has been duly authorized, executed and delivered by such Selling Shareholder and assuming due authorization, execution and delivery by the Custodian constitutes a valid and legally binding obligation of such Selling Shareholder enforceable against such Selling Shareholder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting creditors’ rights or by equitable principles relating to enforceability.

(f)                                   Lock-up Letter. A Lock-Up Letter (as defined in Section 1(x) hereof) signed by such Selling Shareholder and addressed to the Representatives has been duly authorized, executed and delivered by such Selling Shareholder and constitutes valid and legally binding obligations of such Selling Shareholder enforceable against such Selling Shareholder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting creditors’ rights or by equitable principles relating to enforceability.

(g)                                  Power-of-Attorney. The power of attorney (“Power of Attorney”), appointing the individuals named therein as such Selling Shareholder’s attorneys-in-fact (each, an “Attorney-in-Fact”) relating to the transactions contemplated hereby and by the Custody Agreement and the Prospectus, constitutes a valid instrument granting the Attorneys-in-Fact named in such Power of Attorney, the power and authority stated therein, and permits the Attorneys-in-Fact, singly or collectively, to bind such Selling Shareholder with respect to all matters granted, conferred and contemplated in such Power of Attorney and such Power of Attorney has not been revoked, cancelled or terminated at any time.

(h)                                 Absence of Defaults and Conflicts Resulting from Transaction. The execution, delivery and performance of the Custody Agreement, the Power of Attorney and this Agreement and the consummation of the transactions therein and herein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or a Selling Shareholder Debt

Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Shareholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the properties or assets of such Selling Shareholder is subject, (ii) result in any violation of the provisions of the articles of association, business license or other constituent documents of such Selling Shareholder that is not a natural person, or (iii) result in the violation of any judgment, law or statute or any order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over such Selling Shareholder except to the extent that such conflict or violation would not have a material adverse effect on the condition (financial or otherwise), earnings, management, results of operations, business, properties or prospects of the Selling Shareholder, its Subsidiaries and Affiliated Entities, taken as a whole, or on the ability of the Selling Shareholder and its Subsidiaries and Affiliated Entities to carry out their obligations under this Agreement or to consummate the transactions contemplated by the Time of Sale Prospectus.  A “Selling Shareholder Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture, or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by such Selling Shareholder.

(i)                                     Absence of Further Requirements. No consent, approval, authorization or order of, or filing with, any person (including any governmental agency or body or any court) is required to be obtained or made by such Selling Shareholder for the consummation of the transactions contemplated by the Custody Agreement or this Agreement in connection with the offering and sale of the ADSs sold by such Selling Shareholder, except as may be required by the securities or Blue Sky laws of the various states of the United States of America in connection with the offer and sale of the ADSs.

(j)                                    Compliance with Securities Act Requirements. (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact relating to such Selling Shareholder or omit to state a material fact required to be stated therein or necessary to make the statements therein relating to such Selling Shareholder, in light of the circumstances under which they were made, not misleading, (ii) the Time of Sale Prospectus does not, and at the time of each sale of the ADSs in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date, the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact relating to such Selling Shareholder or omit to state a material fact necessary to make the statements therein relating to such Selling Shareholder, in the light of the circumstances under which they were made, not misleading, (iii) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact relating to such Seller Shareholder or omit to state a material fact necessary to make the statements therein relating to such Selling Shareholder, in the light of the circumstances under which they were made, not misleading and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact relating to such Selling Shareholder or omit to state a material fact necessary to make the statements therein relating to such Selling Shareholder, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon the information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

(k)                                 No Undisclosed Material Information. The sale of the ADSs by such Selling Shareholder pursuant to this Agreement is not prompted by any material information concerning the Company or any of its Subsidiaries or Affiliated Entities that is not set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(l)                                     No FINRA Affiliations. Such Selling Shareholder has no affiliations or associations with any member of FINRA, and none of the proceeds received by such Selling Shareholder from the sale of ADSs to be sold by such Selling Shareholder pursuant to this Agreement will be paid to a member of FINRA or any affiliate of (or person “associated with” as such terms are used in the bylaws of FINRA) such member.

(m)                             No Finder’s Fee. There are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(n)                                 Absence of Manipulation. Such Selling Shareholder has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the ADSs.

(o)                                 [Reserved]

(p)                                 No Stamp or Transaction Taxes. No stamp, documentary, issuance, registration, transaction, transfer, withholding or other similar taxes or duties are payable by or on behalf of the Underwriters to the government of the PRC, Hong Kong or the Cayman Islands or any political subdivision or taxing authority thereof in connection with (i) the deposit by such Selling Shareholder of Shares with the Depositary and the Custodian and the issuance of the ADSs by the Depositary, and the delivery of the ADSs to or for the account of the Underwriters, (ii) the purchase from such Selling Shareholder of the ADSs and the initial sale and delivery by the Underwriters of the ADSs to purchasers thereof, or (iii) the execution, delivery or performance of this Agreement or the Custody Agreement, the Power of Attorney or the Lock-Up Letter

(q)                                 No Other Marketing Documents. Such Selling Shareholder has not distributed or will not distribute, prior to the later of the latest Closing Date and the completion of the Underwriters’ distribution of the ADSs, any offering material in connection with the offering and sale of the ADSs by such Selling Shareholder, including any free writing prospectus.

(r)                                    [Reserved]

(s)                                   No Pre-emptive Rights. Such Selling Shareholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the ADSs that are to be sold by the Company or any other Selling Shareholder or the Shares represented thereby to the Underwriters pursuant to this Agreement; and such Selling Shareholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any shares, right, warrants, options or other securities from the Company, except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(t)                                    Representation of Attorneys-in-Fact. Any certificate signed by any Attorney-in-Fact of such Selling Shareholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering shall be deemed a representation and warranty by the Selling Shareholder, as to matters covered thereby, to each Underwriter.

(u)                                 ERISA. Such Selling Shareholder is not (1) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (2) a plan or account subject to Section 4975 of the Code or (3) an entity deemed to hold “plan assets” of any such plan or account under Section 3(42) of ERISA, 29 C.F.R. 2510.3-101, or otherwise.

(v)                                 Compliance with Anti-Corruption Laws. None of such Selling Shareholder, the Subsidiaries or the Affiliated Entities or any director or officer of such Selling Shareholder, the Subsidiaries or Affiliated Entities nor, to the knowledge of such Selling Shareholder, any employee, agent, affiliate or other person acting on behalf of such Selling Shareholder, the Subsidiaries or the Affiliated Entities has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made, or taken any action in furtherance of, an offer, payment, promise to pay or authorization or approval of any direct or indirect unlawful payment, giving of money, property, gifts, benefit or anything else of value to any foreign or domestic government or regulatory official (including any officer or employee of a government or a government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office); (iii) taken any action, directly or indirectly, that would result in a violation by such person of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit; and such Selling Shareholder and its subsidiaries have conducted their businesses in compliance with, and have instituted and maintain and will continue to maintain and enforce policies and procedures designed to ensure compliance with, all applicable anti-bribery and anti-corruption laws; and no investigation, action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving such Selling Shareholder with respect to the applicable anti-bribery and anti-corruption laws is pending or, to the best knowledge of such Selling Shareholders, threatened.

(w)                               Compliance with Anti-Money Laundering Laws. The operations of such Selling Shareholder and its subsidiaries are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including the Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving such Selling Shareholder or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of such Selling Shareholder, threatened.

(x)                                 Compliance with OFAC. (i) Neither such Selling Shareholder nor any of its subsidiaries or, to the knowledge of such Selling Shareholder its affiliates, nor any director or officer thereof, nor, to the best knowledge of such Selling Shareholder, any employee, agent, affiliate or representative of such Selling Shareholder or any of its subsidiaries or affiliates, is or undertakes any business with a Person that is, or is owned or controlled by a Person that is:

(A)                               the subject or the target of any Sanctions, nor

(B)                               located, organized or resident in a country, region or territory that is, or whose government is, the subject or the target of Sanctions, including, without limitation, a Sanctioned Country.

(ii)                                Such Selling Shareholder and its subsidiaries and affiliates (as such term is defined in Rule 12b-2 under the Exchange Act, as amended) will not, directly or knowingly indirectly, use the proceeds of the offering of securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A)                               to fund or facilitate any activities or business of or with any Person that, at the time of such funding or facilitation, is, or whose government is, the subject or the target of Sanctions;

(B)                               to fund or facilitate any activities of or business in any Sanctioned Country; or

(C)                               in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii)                             For the past five years, such Selling Shareholder and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person that at the time of the dealing or transaction is or was, or whose government was, the subject or the target of Sanctions or with any Sanctioned Country.

3.                                      [Reserved]

4.                                      Agreements to Sell and Purchase.

Each Seller, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Seller at US$           per ADS (the “Purchase Price”) the number of Firm ADSs (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the number of Firm ADSs to be sold by such Seller as the number of Firm ADSs set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm ADSs.

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company hereby agrees, severally and not jointly, to sell to the Underwriters the Additional ADSs, and the Underwriters shall have the right to purchase, severally and not jointly, up to            Additional ADSs at the Purchase Price, provided, however, that the amount paid by the Underwriters for any Additional ADSs shall be reduced by an amount per ADS equal to any dividends declared by the Company and payable on the Firm ADSs but not payable on such Additional ADSs. The Representatives may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional ADSs to be purchased by the Underwriters and the date on which such Additional ADSs are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm ADSs nor later than ten business days after the date of such notice. Additional ADSs may be purchased as provided in Section 6 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm ADSs. On each day, if any, that Additional ADSs are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional ADSs (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Additional ADSs to be purchased on such Option Closing Date as the number of Firm ADSs set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm ADSs.

5.                                      Terms of Public Offering. Each Seller is advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the ADSs as soon after the Registration Statement and this Agreement have become effective as in the judgment of the Representatives is advisable. Each Seller is further advised by the Representatives that the ADSs are to be offered to the public initially at US$           per ADSs (the “Public Offering Price”) and to certain dealers selected by the Representatives at a price that represents a concession not in excess of US$           per ADS under the Public Offering Price.

6.                                      Payment and Delivery.

(a)                           Payment for the Firm ADSs to be sold by each Seller shall be made to such Seller in Federal or other funds immediately available in New York City to the account specified by the such Seller to the Underwriters at least forty-eight hours in advance of such payment against delivery of such Firm ADSs for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on           , 2019, or at such other time on the same or such

other date, not later than           , 2019, as shall be designated in writing by the Representatives. The time and date of such payment are hereinafter referred to as the “Closing Date.”

(b)                           Payment for any Additional ADSs shall be made to such Seller in Federal or other funds immediately available in New York City to the account specified by the Seller to the Underwriters at least forty-eight hours in advance of such payment against delivery of such Additional ADSs for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 4 or at such other time on the same or on such other date, in any event not later than           , 2019 as shall be designated in writing by the Representatives.

(c)                            The ADSs to be delivered to each Underwriter shall be delivered in book entry form, and in such denominations and registered in such names as the Representatives may request in writing not later than one full business day prior to the Closing Date or Option Closing Date, as the case may be. Such ADSs shall be delivered by or on behalf of each Seller to the Representatives through the facilities of The Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal or other immediately available funds to the account(s) specified by such Seller to the Representatives on the Closing Date or the applicable Option Closing Date, as the case may be, or at such other time and date as shall be designated in writing by the Representatives. The Purchase Price payable by the Underwriters shall be reduced by (i) any transfer taxes paid by, or on behalf of, the Underwriters in connection with the transfer of the ADSs to the Underwriters duly paid and (ii) any withholding required by law. It is being understood that under current law no such withholding is required. Each Seller will cause the certificates representing the Shares represented by the ADSs to be made available for inspection at least 24 hours prior to the Closing Date or Option Closing Date, as the case may be.

7.                                      Conditions to the Underwriters’ Obligations. The obligations of each Seller to sell the ADSs to the Underwriters and the several obligations of the Underwriters to purchase and pay for the ADSs on the Closing Date and each Option Closing Date are subject to the condition that the Registration Statement shall have become effective not later than            [A.M.][P.M.] (New York City time) on the date hereof.

The several obligations of the Underwriters are subject to the following further conditions:

(a)                                 Subsequent to the execution and delivery of this Agreement and prior to the Closing Date or the applicable Option Closing Date, as the case may be, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business, management or operations of the Company and its Subsidiaries and Affiliated Entities, taken as a whole, from that set forth in the Time of Sale Prospectus that, in the judgment of the Representatives, is material and adverse and that makes it, in the judgment of the Representatives, impracticable to market the ADSs on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b)                                 The respective representations and warranties of the Company and the Selling Shareholders contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the applicable Option Closing Date, as the case may be; and the statements of the Company and its officers and of each of the Selling

Shareholders [and their officers] made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the applicable Option Closing Date, as the case may be.

(c)                                  The Underwriters shall have received on the Closing Date or the applicable Option Closing Date, as the case may be, a certificate, dated such date, signed by a duly authorized executive officer of the Company, to the effect set forth in Section 7(a) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date or the applicable Option Closing Date, as the case may be, and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before such date (and the officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened).

(d)                                 The Underwriters shall have received on the Closing Date or the applicable Option Closing Date, as the case may be, a certificate, dated such date, signed by an Attorney-in-Fact of each Selling Shareholder, (i) to the effect that the representations and warranties of such Selling Shareholder contained in this Agreement are true and correct as of the Closing Date or the applicable Option Closing Date, as the case may be, and that such Selling Shareholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before such date (and the officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened) and (ii) with respect to such other matters as the Representatives may reasonably require.

(e)                                  The Underwriters shall have received on the Closing Date or the applicable Option Closing Date, as the case may be, a certificate, dated such date and signed by the chief financial officer of the Company, or such other officer of the Company performing similar functions, with respect to certain operating data and financial figures contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus, in form and substance satisfactory to the Underwriters.

(f)                                   The Underwriters shall have received on the Closing Date or the applicable Option Closing Date, as the case may be, an opinion and negative assurance letter of Davis Polk & Wardwell LLP, U.S. counsel for the Company, dated the Closing Date or the applicable Option Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters.

(g)                                  The Underwriters shall have received on the Closing Date or Option Closing Date, as the case may be, an opinion of Maples and Calder (Hong Kong) LLP, Cayman Islands counsel for the Company, dated the Closing Date or Option Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters.

(h)                                 The Company shall have received on the Closing Date or Option Closing Date, as the case may be, an opinion of Global Law Office, PRC counsel for the Company, dated the Closing Date or Option Closing Date, as the case may be, a copy of which shall have been provided to the Underwriters, in form and substance reasonably satisfactory to the Underwriters (together with a consent letter, in form and substance reasonably satisfactory to the Underwriters, permitting the Company to provide a copy of such opinion to the Underwriters).

(i)                                     The Underwriters shall have received on the Closing Date or the applicable Option Closing Date, as the case may be, an opinion of Davis Polk & Wardwell LLP, Hong Kong counsel for the Company, dated the Closing Date or Option Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters.

(j)                                    The Underwriters shall have received on the Closing Date or Option Closing Date, as the case may be, an opinion of Maples and Calder (Hong Kong) LLP, British Virgin Islands counsel for the Company, dated the Closing Date or the applicable Option Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters.

At the request of the Company, the opinions of counsel for the Company described above (except for the opinion of the PRC counsel for the Company) shall be addressed to the Underwriters and shall so state therein.

(k)                                 The Underwriters shall have received on the Closing Date or the applicable Option Closing Date, as the case may be, an opinion of Davis Polk & Wardwell LLP, U.S. counsel for the Selling Shareholders, dated the Closing Date or the applicable Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriters.

(l)                                     The Underwriters shall have received an opinion, dated such Closing Date or the applicable Option Closing Date, as the case may be, of local counsel for each Selling Shareholder, addressed to the Underwriters in form and substance satisfactory to the Underwriters.

(m)                             The Underwriters shall have received on the Closing Date or the applicable Option Closing Date, as the case may be, an opinion and negative assurance letter of Latham & Watkins LLP, U.S. counsel for the Underwriters, dated the Closing Date or the applicable Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriters.

(n)                                 The Underwriters shall have received on the Closing Date or Option Closing Date, as the case may be, an opinion of Han Kun Law Offices, PRC counsel for the Underwriters, dated the Closing Date or the applicable Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriters.

(o)                                 Certain Underwriters shall have received on the Closing Date or the applicable Option Closing Date, as the case may be, an opinion of CM Law Firm, PRC counsel for such Underwriters, dated the Closing Date or the applicable Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriters.

(p)                                 The Underwriters shall have received on the Closing Date or the applicable Option Closing Date, as the case may be, an opinion of Pepper Hamilton LLP, counsel for the Depositary, dated the Closing Date or the applicable Option

Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters.

(q)                                 The Underwriters shall have received, on each of the date hereof and the Closing Date or the applicable Option Closing Date, as the case may be, a letter dated such date, in form and substance satisfactory to the Underwriters, from Deloitte Touche Tohmatsu Certified Public Accountants LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to the Underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(r)                                    The “Lock-up Letters”, each substantially in the form of Exhibit [A] hereto, executed by the individuals and entities listed on Schedule [VI] relating to sales and certain other dispositions of Shares or certain other securities delivered to the Representatives on or before the date hereof, shall be in full force and effect on the Closing Date.

(s)                                   The Company and the Depositary shall have executed and delivered the Deposit Agreement and, in the case of the Company, the Depositary Side Letter, and the Deposit Agreement shall be in full force and effect on the Closing Date and the applicable Option Closing Date. The Company and the Depositary shall have taken all actions necessary to permit the deposit of the Shares and the issuance of the ADSs representing such Shares in accordance with the Deposit Agreement.

(t)                                    The Depositary shall have furnished or caused to be furnished to the Underwriters a certificate satisfactory to the Representatives of one of its authorized officers with respect to the deposit with it of the Shares against issuance of the ADSs, the execution, issuance, countersignature and delivery of the ADSs pursuant to the Deposit Agreement and such other matters related thereto as the Representatives may reasonably request.

(u)                                 The ADSs shall have been approved for listing on the Nasdaq Global Select Market, subject to only official notice of issuance.

(v)                                 If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company shall have filed a Rule 462 Registration Statement with the Commission in compliance with Rule 462(b) promptly after 4:00 p.m., New York City time, on the date of this Agreement, and the Company shall have at the time of filing either paid to the Commission the filing fee for the Rule 462 Registration Statement or given irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

(w)                               The Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective.

(x)                                 No stop order suspending the effectiveness of the Registration Statement, the ADS Registration Statement, any Rule 462 Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the ADSs shall have been instituted or threatened by the Commission.

(y)                                 FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions contemplated hereby.

(z)                                  On the Closing Date or the applicable Option Closing Date, as the case may be, the Representatives and counsel for the Underwriters shall have received such information, documents, certificates and opinions as they may reasonably require for the purposes of enabling them to pass upon the accuracy and completeness of any statement in the Registration Statement, the Time of Sale Prospectus and the Prospectus, issuance and sale of the ADSs as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

The several obligations of the Underwriters to purchase Additional ADSs hereunder are subject to the delivery to the Representatives on the applicable Option Closing Date of such documents as the Representatives may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional ADSs to be sold on such Option Closing Date and other matters related to the issuance of such Additional ADSs.

8.                                      Covenants of the Company. The Company, in addition to its other agreements and obligations hereunder, covenants with each Underwriter as follows:

(a)                                 To file the Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act.

(b)                                 To furnish to the Representatives, without charge, six signed copies of the Registration Statement and the ADS Registration Statement (including, in each case, exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement and the ADS Registration Statement (in each case, without exhibits thereto) and to furnish to the Representatives in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Sections 8(f) or 8(g) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Representatives may reasonably request.

(c)                                  Before amending or supplementing the Registration Statement, the ADS Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Representatives a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Representatives reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(d)                                 To furnish to the Representatives a copy of each proposed issuer free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed issuer free writing prospectus to which the Representatives reasonably object.

(e)                                  Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(f)                                   If the Time of Sale Prospectus is being used to solicit offers to buy the ADSs at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(g)                                  If, during such period after the first date of the public offering of the ADSs as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which ADSs may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(h)                                 To endeavor to qualify the ADSs and the Shares represented thereby for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request.

(i)                                     To advise the Representatives promptly and confirm such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, any Time of Sale Prospectus, Prospectus or issuer free writing prospectus or for additional information with respect thereto, or of notice of institution of proceedings pursuant to Section 8A of the Securities Act against the Company or related to the offering of the ADSs, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement or the ADS Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible.

(j)                                    To make generally available to the Company’s security holders and to the Representatives as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement, which shall satisfy the provisions of Section 10(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, but not limited to, Rule 158 under the Securities Act).

(k)                                 During the period when the Prospectus is required to be delivered under the Securities Act, to file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the Commission thereunder; during the three-year period after the date of this Agreement, to furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and to furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with or furnished to the Commission under the Exchange Act or mailed to shareholders, and (ii) from time to time, such other information concerning the Company as the Representatives may reasonably request. However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on its EDGAR reporting system, it is not required to furnish such reports or statements filed through EDGAR to the Underwriters.

(l)                                     To apply the net proceeds to the Company from the sale of the ADSs in the manner set forth under the heading “Use of Proceeds” in the Time of Sale Prospectus and to file such reports with the Commission with respect to the sale of the ADSs and the application of the proceeds therefrom as may be required by Rule 463 under the Securities Act; not to invest, or otherwise use the proceeds received by the Company from its sale of the ADSs in such a manner (i) as would require the Company or any of the Subsidiaries and Affiliated Entities to register as an investment company under the 1940 Act, and (ii) that would result in the Company being not in compliance with any applicable laws, rules and regulations of the SAFE.

(m)                             Not to, and to cause each of its Subsidiaries and Affiliated Entities not to, take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the ADSs.

(n)                                 To indemnify and hold harmless the Underwriters against any stamp, issuance, registration, transaction, transfer, or other similar taxes or duties, including any interest and penalties, on the creation, issue and sale of the ADSs or Shares represented thereby to the Underwriters and on the execution and delivery of, and the performance of the obligations (including the initial resale of the ADSs by the Underwriters) under, this Agreement or the Deposit Agreement. All payments to be made hereunder by the Company shall be paid free and clear of and without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made, except to the extent of withholding or deduction that would not have been imposed but for (i) a present or former connection between recipient and the jurisdiction imposing such taxes, other than as a result of this Agreement and the transactions contemplated hereunder, or (ii) a failure to comply with a reasonable request for identification, documentation or certification required in order to reduce or eliminate such withholding or deduction.

(o)                                 To comply with the terms of the Deposit Agreement so that the ADSs will be issued by the Depositary and delivered to each Underwriter’s participant account in DTC, pursuant to this Agreement on the Closing Date and each applicable Option Closing Date.

(p)                                 (i) Following the consummation of the offering, to use its reasonable efforts to obtain and maintain all approvals required in the Cayman Islands to pay and remit outside the Cayman Islands all dividends declared by the Company and payable on the Shares, if any; and (iii) to use its reasonable efforts to obtain and maintain all approvals, if any, required in the Cayman Islands for the Company to acquire sufficient foreign exchange for the payment of dividends and all other relevant purposes.

(q)                                 To comply with the PRC Overseas Investment and Listing Regulations, and to use its reasonable efforts to cause holders of its ordinary shares that are, or that are directly or indirectly owned or controlled by, Chinese residents or Chinese citizens, to comply with the PRC Overseas Investment and Listing Regulations applicable to them, including, without limitation, requesting each such shareholder to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations (including any applicable rules and regulations of the SAFE).

(r)                                    To use reasonable commercial efforts to rectify or cure any non-compliance, and implement and maintain content control and other measures in continuing compliance with PRC laws and regulations concerning information dissemination on the Internet and user privacy protection.

(s)                                   To promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (a) completion of the distribution of the ADSs within the meaning of the Securities Act and (b) completion of the Restricted Period (as defined in Section 8(w)).

(t)                                    If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, to promptly notify the Representatives and promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(u)                                 Not to release the Depositary from the obligations set forth in, or otherwise amend, terminate, fail to enforce or provide any consent under, the Depositary Side Letter during the Restricted Period (as defined below) without the prior written consent of the Representatives.

(v)                                 [Reserved]

(w)                               The Company, without the prior written consent of the Representatives on behalf of the Underwriters, will not, during the period ending 180 days after the date of the Prospectus (the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Shares, ADSs or any securities convertible into or exercisable or exchangeable for Shares or ADSs or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Shares or ADSs, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Shares, ADSs or such other securities, in cash or otherwise or (3) file or submit any registration statement with the Commission relating to the offering of any Shares, ADSs or any securities convertible into or exercisable or exchangeable for Shares or ADSs, or (4) publicly disclose the intention to do any of the foregoing.

The restrictions contained in the preceding paragraph shall not apply to (a) the ADSs to be sold hereunder or the Shares represented thereby, (b) the issuance by the Company of Shares upon the exercise of an option or other share-based right or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing, (c) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of ADSs or Shares, provided that (i) such plan does not provide for the transfer of ADSs or Shares during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of ADSs or Shares may be made under such plan during the Restricted Period, or (d) filing of registration statements on Form S-8 with the Commission relating to the issuance, vesting, exercise or settlement of equity awards granted or to be granted pursuant to any employee benefit plan described in the Prospectus.

(x)                                 The Company agrees (1) to instruct its share registrar not to give effect to any share transfers directly or indirectly by any shareholder during the Restricted Period, and (2) to enter into the Depositary Side Letter with the Depositary, and not to release the Depositary from any of its obligations set forth in, or otherwise amend, terminate or fail to enforce, the Depositary Side Letter or consent to any deposit during the Restricted Period unless with the prior written consent of the Representatives on behalf of the Underwriters.

(y)                                 If the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in a Lock-up Letter for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit [B] hereto through a major news service at least two business days before the effective date of the release or waiver.

9.                                      Covenants of the Selling Shareholders. Each Selling Shareholder covenants with each Underwriter as follows:

(a)                                 To deliver to each Underwriter (or its agent), prior to or at the Closing Date, a properly completed and executed Internal Revenue Service (“IRS”) Form W-9 or an IRS Form W-8, as appropriate, together with all required attachments to such form.

(b)                                 [Reserved]

(c)                                  Not to take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the ADSs.

(d)                                 Such Selling Shareholder agrees to notify promptly the Company and the Representatives of any change in the information relating to such Selling Shareholder in the Registration Statement, the Time of Sale Prospectus and the Prospectus at any time prior to the date on which the distribution of the ADSs as contemplated herein and in the Registration Statement, the Time of Sale Prospectus and the Prospectus has been completed, as determined by the Representatives.

(e)                                  Such Selling Shareholder agrees not to, at any time at or after the execution of this Agreement, directly or indirectly, offer or sell any Shares or ADSs of the Company by means of any “prospectus” (within the meaning of the Securities Act), or use any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares or ADSs, in each case other than the Prospectus.

(f)                                   Such Selling Shareholder agrees to pay or cause to be paid all transaction, stamp, issuance, registration, documentary or similar taxes, if any, on the transfer and sale of the ADSs being sold by such Selling Shareholder. All payments to be made hereunder by each Selling Shareholder shall be paid free and clear of and without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless such Selling Shareholder is compelled by law to deduct or withhold such taxes, duties or charges. In that event, such Selling Shareholder shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made, except to the extent of withholding or deduction that would not have been imposed but for (i) a present or former connection between recipient and the jurisdiction imposing such taxes, other than as a result of this Agreement and the transactions contemplated hereunder, or (ii) a failure to comply with a reasonable request for identification, documentation or certification required in order to reduce or eliminate such withholding. In addition, all sums payable to an Underwriter hereunder shall be considered exclusive of any value added or similar taxes. Where such Selling Shareholder is obliged to pay value added or similar tax on any amount payable hereunder to an Underwriter, such Selling Shareholder shall, in addition to the sum payable hereunder, pay an amount equal to any such tax. For the avoidance of doubt the Underwriters will be responsible for the payment of New York State Stock Transfer Tax and any related reporting requirements.

(g)                                  [Reserved]

(h)                                 Such Selling Shareholder agrees to pay or cause to be paid (i) any underwriting discount and commissions payable in connection with the ADSs sold by such Selling Shareholder; (ii) the fees and disbursements of their respective counsel; and (iii) any and all costs and expenses charged by the Depositary in connection with the conversion of the Shares sold by such Selling Shareholder into ADSs.

10.                               Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the ADS and Shares represented thereby under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the ADS and Shares represented thereby to the Underwriters, including any stamp, transfer or similar taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the ADS and Shares represented thereby under state securities laws and all expenses in connection with the qualification of the ADS and Shares represented thereby for offer and sale under state securities laws as provided in Section 8(h) hereof, including filing fees, reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) all filing fees in connection with the review and qualification of the offering of the ADS and Shares represented thereby by FINRA, (v) the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the ADS and Shares represented thereby by FINRA, (vi) all costs and expenses incident to listing the ADSs on the Nasdaq Global Select Market, (vii) the cost of printing certificates representing the ADS and Shares represented thereby, (viii) the costs and charges of any transfer agent, registrar or depositary, (ix) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the ADSs, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, expenses associated with hosting investor meetings or luncheons, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company and travel, meals and lodging expenses of any such consultants and the Company’s representatives, and the cost of any aircraft chartered in connection with the road show (x) the document production charges and expenses associated with printing this Agreement and (xi) all other costs and expenses incident to the performance of the obligations of the Sellers hereunder for which provision is not otherwise made in this Section or under Section 9(h).

The provisions of this Section shall not supersede or otherwise affect any agreement that the Sellers may otherwise have for the allocation of such expenses among themselves.

11.                               Indemnity and Contribution.

(a)                                 The Company agrees to indemnify and hold harmless each Underwriter, its selling agents, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act and each director, officer and employee of any of the foregoing, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, the ADS Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any road show as defined in Rule 433(h) under the Securities Act (a “road show”), or the Prospectus or any amendment or supplement thereto, or any Written Testing-the-Waters Communication arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse each Underwriter and each such director, officer, employee, controlling person or affiliate promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee, controlling person or affiliate in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action, litigation, investigation or proceeding whatsoever (whether or not such indemnified party (as defined below) is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; except insofar as such losses, claims, damages or liabilities are arising out of or based upon any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the Underwriter Information (as defined in Section 11(d) hereof).

(b)                                 Each of the Selling Shareholders agrees, severally and not jointly, to indemnify and hold harmless each Underwriter, its selling agents, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act and each director, officer and employee of any of the foregoing, to the same extent as the indemnity set forth in paragraph (a) above; in each case except insofar as such losses, claims, damages or liabilities are arising out of or based upon any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the Underwriter Information (as defined in Section 11(d) hereof); provided that notwithstanding the generality of the foregoing, each Selling Shareholder will only be liable pursuant to this Section 11(b) to the extent that such losses, claims, damages, liabilities or actions arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission in reliance upon and in conformity with information furnished in writing to the Company by such Selling Shareholder for use in such documents, it being understood and agreed that the only such written information furnished by such Selling Shareholder consists of the statements relating to such Selling Shareholder in the section under the heading “Principal and Selling Shareholders” in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus and the Prospectus; provided, further, that the liability of each Selling Shareholder for indemnity under this subsection shall be limited to an amount equal to the aggregate net proceeds after underwriting commissions and discounts received by such Selling Shareholder from the sale of its Shares by such Selling Shareholder hereunder.

(c)                                  [Reserved]

(d)                                 Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Sellers, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls or any Seller within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Sellers to such Underwriter, but only with reference to information furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus, any road show or the Prospectus or any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter through the Representatives consists of the name of the Underwriter, the concession figures appearing in the [fourth] paragraph under the caption “Underwriting” and the disclosure on sales to discretionary accounts appearing under “Discretionary Sales” under the caption “Underwriting” (the “Underwriter Information”).

(e)                                  In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 11(a), 11(b) or 11(d), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing (provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 11 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under the preceding paragraphs of this Section 11). Counsel to the indemnified parties shall be selected by the indemnified parties and the fees and disbursement of such counsel shall be paid by the indemnifying party. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters and their respective directors, officers and employees, such firm shall be designated in writing by the Representatives. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholders and such control persons of any Selling Shareholders, such firm shall be designated in writing by the persons named as attorneys-in-fact for the Selling Shareholders under the Powers-of-Attorney. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(f)                                   To the extent the indemnification provided for in Section 11(a), 11(b) or 11(d), is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the ADSs or (ii) if the allocation provided by clause 10(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 10(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the ADSs shall be deemed to be in the same respective proportions as the net proceeds from the offering of the ADSs (before deducting expenses) received by the Sellers and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the ADSs. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 11 are several in proportion to the respective number of ADSs they have purchased hereunder, and not joint.

(g)                                  The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 11(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 11(f) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 11, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the ADSs exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 9(d) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 11 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(h)                                 The indemnity and contribution provisions contained in this Section 11 and Section 8(n) and the representations, warranties and other statements of the Sellers contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of (a) any Underwriter, its directors, officers, employees, any person controlling any Underwriter or any affiliate of any Underwriter, or (b) the Company, its officers or directors or any person controlling the Company, or (c) any Selling Shareholder, its officers or directors or any person controlling any Selling Shareholder, and (iii) acceptance of and payment for any of the ADSs.

12.                               Termination. The Underwriters may terminate this Agreement by notice given by the Representatives to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) there has been, in the judgment of the Representatives, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, the Subsidiaries and the Affiliated Entities considered as one enterprise, whether or not in the ordinary course of business, (ii) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, The Hong Kong Stock Exchange or other relevant exchanges, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other government authority, (iii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iv) a material disruption in commercial banking, securities settlement, payment or clearance services in the United States, the PRC or the Cayman Islands or with respect to Clearstream or Euroclear systems in Europe shall have occurred, (v) any moratorium on commercial banking activities shall have been declared by United States Federal, New York State, PRC or Cayman Islands authorities or (vi) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets, currency exchange rates or controls or any calamity or crisis or any change or development involving a prospective change in the national or international political, financial or economic conditions that, in the judgment of the Representatives, is material and adverse and which, singly or together with any other event specified in this clause (vi), makes it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offer, sale or delivery of the ADSs on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus or to enforce contracts for the sale of the ADSs.

13.                               Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or the applicable Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase ADSs that it has or they have agreed to purchase hereunder on such date, and the aggregate number of ADSs which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the ADSs to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm ADSs set forth opposite their respective names in Schedule I bears to the aggregate number of Firm ADSs set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the ADSs which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of ADSs that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 13 by an amount in excess of one-ninth of such number of ADSs without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm ADSs and the aggregate number of Firm ADSs with respect to which such default occurs is more than one-tenth of the aggregate number of Firm ADSs to be purchased on such date, and arrangements satisfactory to the Representatives, the Company and the Selling Shareholders for the purchase of such Firm ADSs are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders. In any such case either the Representatives or the relevant Sellers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional ADSs and the aggregate number of Additional ADSs with respect to which such default occurs is more than one-tenth of the aggregate number of Additional ADSs to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional ADSs to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional ADSs that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement, any Seller will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

14.                               Submission to Jurisdiction; Appointment of Agent for Service. Each of the Sellers hereby irrevocably submits to the non-exclusive jurisdiction of the U.S. federal and state courts in the Borough of Manhattan in The City of New York (each, a “New York Court”) in any suit or proceeding arising out of or relating to this Agreement, the Deposit Agreement, the Time of Sale Prospectus, the Prospectus, the Registration Statement, the ADS Registration Statement, the offering of the ADSs or any transactions contemplated hereby. Each of the Sellers irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement, the Deposit Agreement, the Time of Sale Prospectus, the Prospectus, the Registration Statement, the ADS Registration Statement, the offering of the ADS or any transactions contemplated hereby in the New York Courts, and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum. Each of the Sellers irrevocably appoints Cogency Global Inc. as its authorized agent (the “Authorized Agent”) in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process in any manner permitted by applicable law upon such agent shall be deemed in every respect effective service of process in any manner permitted by applicable law upon such Seller, as the case may be, in any such suit or proceeding. Each of the Sellers further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement

15.                               Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase United States dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligations of the Company or any Selling Shareholder pursuant to this Agreement with respect to any sum due from it to any Underwriter or any person controlling any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such Underwriter or controlling person of any sum in such other currency, and only to the extent that such Underwriter or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Underwriter or controlling person hereunder, the Company and such Selling Shareholder agree as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter or controlling person hereunder, such Underwriter or controlling person agrees to pay to the Company or such Selling Shareholder, an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter or controlling person hereunder.

16.                               Trial by Jury. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates), each of the Selling Shareholders and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

17.                               Entire Agreement. This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the sale and purchase of the ADSs and the offering of the ADSs, represents the entire agreement between the Company, the Selling Shareholders and the Underwriters with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the ADSs and the offering of the ADSs.

18.                               Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

19.                               Applicable Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

20.                               Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

21.                               Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to the Representatives at:

[Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

U.S.A.
Attention: [          ]

J.P. Morgan Securities LLC
383 Madison Avenue
New York, NY 10179
Attention: Equity Syndicate Desk
Facsimile: +1 (212) 622-8358

BofA Securities, Inc.
One Bryant Park
New York, New York 10036
Attention: [          ]]

if to the Company shall be delivered, mailed or sent to:

DouYu International Holdings Limited,
20/F, Building A, New Development International Center,

No. 473 Guanshan Avenue,

Hongshan District, Wuhan, Hubei Province

The People’s Republic of China

+86 27 8775 0710;
Attention: [          ]

if to the Selling Shareholders shall be delivered, mailed or sent to

[          ]

Attention: [          ]

22.                               Parties at Interest. The Agreement set forth has been and is made solely for the benefit of the Underwriters, the Company[, the Selling Shareholders] and to the extent provided in Section 11 hereof the controlling persons, partners, affiliates, directors, officers and employees referred to in such sections and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any rights under or by virtue of this Agreement.

23.                               Absence of Fiduciary Relationship. Each of the Sellers acknowledges and agrees to each of the following:

(a)                                 No Other Relationship. Each of the Underwriters has been retained solely to act as an underwriter in connection with the sale of the ADSs and that no fiduciary, advisory or agency relationship between any Seller, on the one hand, and any of the Underwriters, on the other hand, has been created in respect of any of the transactions contemplated by this Agreement or the Prospectus, irrespective of whether any of the Representatives have advised or are advising the Company [or the Selling Shareholder] on other matters.

(b)                                 Arms’ Length Negotiations. The price of the ADSs set forth in this Agreement was established by the Sellers following discussions and arms-length negotiations with the Representatives, and each of the Sellers is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement.

(c)                                  Absence of Obligation to Disclose. Each of the Sellers has been advised that each of the Representatives and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Sellers and that each of the Representatives has no obligation to disclose such interests and transactions to the Sellers by virtue of any fiduciary, advisory or agency relationship.

(d)                                 Waiver. Each of the Sellers waives, to the fullest extent permitted by law, any claims it may have against the each of the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that none of the Underwriters shall have any liability (whether direct or indirect) to any Seller in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of any Seller.

24.                               Recognition of the U.S. Special Resolution Regimes.

(a)                                 If any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)                                 If any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c)                                  In this Section 24:

(i)                                     “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

(ii)                                  “Covered Entity” means any of the following:

(1)                                 a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(2)                                 a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(3)                                 a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

(iii)                               “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

(iv)                              “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

25.                               Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company [and the Selling Shareholders], which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

26.                               Waiver of Immunity. To the extent that the Company or any Selling Shareholder has or hereafter may acquire any immunity (sovereign or otherwise) from jurisdiction of any court of (i) the Cayman Islands, or any political subdivision thereof, (ii) the United States or the State of New York, (iii) the PRC, (iv) any jurisdiction in which it owns or leases property or assets or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to themselves or their respective property and assets or this Agreement, the Company and each Selling Shareholder hereby irrevocably waive such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law.

27.                               Successors and Assigns. This Agreement shall be binding upon the Underwriters, the Company, the Selling Shareholders and their successors and assigns and any successor or assign of any substantial portion of the Company’s, the Selling Shareholders’ and any of the Underwriters’ respective businesses and/or assets. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company and the Selling Shareholders contained in this Agreement shall also be deemed to be for the benefit of the directors, officers, employees and affiliates of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (b) the indemnity agreement of the Underwriters contained in Section 11(d) of this Agreement shall be deemed to be for the benefit of its directors, its officers who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 27, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

28.                               Partial Unenforceability. The invalidity or unenforceability of any section, subsection, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, subsection, paragraph or provision hereof. If any section, subsection, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

29.                               Amendments. This Agreement may only be amended or modified in writing, signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

[Signature page follows]

Very truly yours,

DOUYU INTERNATIONAL HOLDINGS LIMITED

By:
Name:
Title:

[Signature page to Underwriting Agreement]

[SELLING SHAREHOLDER]

By:
Name:
Title:

[SELLING SHAREHOLDER]

By:
Name:
Title:

[Signature page to Underwriting Agreement]

Accepted as of the date hereof

Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto

By:	MORGAN STANLEY & CO. LLC

By:
Name:
Title:

By:	J.P. MORGAN SECURITIES LLC

By:
Name:
Title:

By:	BOFA SECURITIES, INC.

By:
Name:
Title:

[Signature page to Underwriting Agreement]

SCHEDULE [I]

Underwriter	Number of Firm ADSs To Be Purchased	Maximum Number of Additional ADSs To Be Purchased
Morgan Stanley & Co. LLC
J.P. Morgan Securities LLC
BofA Securities, Inc.
CMB International Capital Limited
Total

Schedule [I]

SCHEDULE [II]

SELLING SHAREHOLDERS

SCHEDULE [III]

TIME OF SALE PROSPECTUS

SCHEDULE [IV]

WRITTEN TESTING-THE-WATERS COMMUNICATIONS

SCHEDULE [V]-A

SUBSIDIARIES OF THE COMPANY

SCHEDULE [V]-B

AFFILIATED ENTITIES OF THE COMPANY

SCHEDULE [VI]

LIST OF LOCKED-UP PARTIES

EXHIBIT A

FORM OF LOCK-UP LETTER

, 2019

[Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

U.S.A.

J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

BofA Securities, Inc.

One Bryant Park

New York, New York 10036]

Dear Ladies and Gentlemen:

The undersigned understands that Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives (each, a “Representative,” and collectively, the “Representatives”) of the several underwriters (the “Underwriters”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with DouYu International Holdings Limited, an exempted company incorporated under the laws of the Cayman Islands (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters, including the Representatives, of a certain number of American Depositary Shares (“ADSs”) representing ordinary shares, par value US$0.0001 per share, of the Company (the “Ordinary Shares”).

In consideration of the agreement by the Underwriters to offer and sell the ADSs, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus (the “Prospectus”) relating to the Public Offering (the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, make any short sale, file or otherwise submit a registration statement with respect to, or otherwise transfer or dispose of, directly or indirectly, any ADSs or Ordinary Shares (collectively, the “Securities”) beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for the Securities (2) enter into any swap or other arrangement that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of the Securities, or (3) publicly announce the intention to enter into any such transaction or to take any such other action with respect to the Securities or any security convertible into or exercisable or exchangeable for the Securities, whether any such transaction described in clause (1), (2) or (3) above is to be settled by delivery of the Securities or such other securities, in cash or otherwise (collectively, the “Restrictions”). The Restrictions are expressly agreed to preclude the undersigned from engaging in any hedging

Exhibit A

or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the undersigned’s Securities even if such sale or disposition would be conducted by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the undersigned’s Securities or with respect to any security that includes, relates to, or derives its value from the undersigned’s Securities.

Notwithstanding the foregoing, the undersigned may transfer the undersigned’s Securities (i) in transactions relating to any Securities acquired in open market transactions after the completion of the Public Offering, (ii) sales of ADSs or Ordinary Shares by the undersigned in the Public Offering pursuant to Section 3 of the Underwriting Agreement, (iii) as a bona fide gift or gifts, or by operation of law, such as pursuant to a qualified domestic relations order or in connection with a divorce settlement, or through will or intestacy, (iv) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that any such transfer shall not involve a disposition for value, (v) where the undersigned is a partnership, limited liability company or corporation, to the limited partners, members or equity-holders of the undersigned, provided that any such transfer shall not involve a disposition for value, (vi) pursuant to any contractual arrangement in effect on the date of this letter that provides for the repurchase of the undersigned’s Securities by the Company in connection with the termination of the undersigned’s employment or other service relationship with the Company, or (vii) the conversion of the outstanding preferred shares of the Company into Ordinary Shares prior to or in connection with the consummation of the Public Offering, which conversion is described in the Prospectus, provided that any such Ordinary Shares received upon such conversion shall be subject to terms substantially similar the terms of this letter; provided that in the case of any transfer pursuant to (i), (iii), (iv), (v), or (vi) no filing under the Exchange Act or other public announcement shall be required or voluntary made during the Restricted Period; provided further that in the case of any transfer pursuant to clause (iii) or (v), each transferee, donee or distributee, or, in the case of (iv), the trustee, shall sign and deliver to the Representatives a lock-up letter substantially in the form of this letter. For purposes of this letter, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

Nothing in this letter shall be deemed to prohibit the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of the Securities; provided that such plan does not provide for the transfer of the Securities during the Restricted Period and to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of the Securities may be made under such plan during the Restricted Period.

In addition, the undersigned agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities, or file, cause to be filed or cause to be confidentially submitted any registration statement in connection therewith, under the U.S. Securities Act of 1933, as amended.

Exhibit A

The undersigned hereby also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar and the depositary for the ADSs against the transfer of the undersigned’s Securities unless such transfer is in compliance with the foregoing restrictions.

[If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed Securities the undersigned may purchase in the Public Offering.

If the undersigned is an officer or director of the Company, (i) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of the Securities, one of the Representatives will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration, and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer.]1

The undersigned understands that the Company and the Underwriters are relying upon this letter in proceeding toward consummation of the Public Offering. The undersigned further understands that this letter is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

If (i) the Company advises the Representatives in writing, prior to the execution of the Underwriting Agreement, that is has determined not to proceed with the Public Offering, (ii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to the closing of the Public Offering, (iii) there is no delivery of, and payment for, the ADSs pursuant to the Underwriting Agreement, upon three days’ prior notice of such non-delivery and non-payment given by the undersigned to you, (iv) upon the expiration of the Restricted Period, or (v) the registration statement filed with the U.S. Securities and Exchange Commission with respect to the Public Offering is withdrawn, whichever is earlier, then this letter shall be void and of no further force or effect.

This letter is governed by, and to be construed in accordance with the laws of the State of New York.

Very truly yours,

(Name)

(Address)

1  Insert if the undersigned is an executive officer or director of the Company.

Exhibit A

EXHIBIT B

FORM OF WAIVER OF LOCK-UP

, 2019

[Name and Address of

Officer or Director

Requesting Waiver]

Dear Mr./Ms. [Name]:

This letter is being delivered to you in connection with the offering by DouYu International Holdings Limited (the “Company”) of American depositary shares representing [ • ] ordinary shares, par value US$0.0001 per share, of the Company, and the lock-up letter dated _______, 2019 (the “Lock-up Letter”), executed by you in connection with such offering, and your request for a [waiver] [release] dated ________, 2019, with respect to [ • ] ADSs (the “ADSs”).

The undersigned hereby agrees to [waive] [release] the transfer restrictions set forth in the Lock-up Letter, but only with respect to the ADSs, effective [ • ]; provided, however, that such [waiver] [release] is conditioned on the Company announcing the impending [waiver] [release] by press release through a major news service at least two business days before effectiveness of such [waiver] [release]. This letter will serve as notice to the Company of the impending [waiver] [release].

Except as expressly [waived] [released] hereby, the Lock-up Letter shall remain in full force and effect.

Very truly yours,

[•]

Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto

By:
Name:
Title:

cc: Company

Exhibit B

Exhibit C

FORM OF PRESS RELEASE

DouYu International Holdings Limited

[Date]

DouYu International Holdings Limited (the “Company”) announced today that Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and BofA Securities, Inc., the joint book-running managers in the Company’s recent public sale of [ • ] American depositary shares (“ADSs”) representing [ • ] ordinary shares of the Company is [waiving] [releasing] a lock-up restriction with respect to [ • ] ADSs representing [ • ] ordinary shares and of the Company held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on ________, 20__, and the ADSs or ordinary shares represented thereby may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

Exhibit C